
Q4 2021
MARTEN
MT
TRANSPORT
LTD
ROGER MARTEN
LC 23943
MODENA, WIS.



Disclosure

This presentation and discussion will contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “intends,” “estimates,” or similar expressions are intended to identify these forward-looking statements. These statements are based on Marten’s current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements. For further information, please refer to Marten’s reports and filings with the Securities and Exchange Commission.



Consistent Operating Results
No Matter the Market Environment

Each year from 2018 through 2021 had a very different market environment

Each year from 2018 through 2021 set the then-current record for our highest annual operating revenue and operating income. We also achieved in each of 2020 and 2021 our then-best operating ratio, net of fuel s/c, for any year since we became a public company in 1986.

Q4 '21 also had the best operating revenue and operating income for any quarter in our history.

Operating Results Comparison

	Percentage Increase Three Months Ended December 31, 2021 vs. 2020	Percentage Increase Year Ended December 31, 2021 vs. 2020	Percentage Increase Year Ended December 31, 2020 vs. 2019	Percentage Increase Year Ended December 31, 2019 vs. 2018
Operating revenue	17.4%	11.4%	3.7%	7.1%
Operating revenue, net of fuel surcharges	12.5%	8.3%	6.8%	8.6%
Operating income	20.0%	19.8%	21.9%	8.7%
Net income	26.1%	22.9%	13.8%	11.0%

"You can't build a reputation on what you were going to do." -Henry Ford



Consistent Profitable Growth During the Pandemic

Quarter-over-quarter for the seven consecutive quarters of the pandemic, we have delivered consistently improving top- and bottom-line results

Operating Results throughout the Pandemic – Percentage Increase Over Same Quarter of Prior Year

	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
Operating revenue	0.1%	0.5%	4.7%	2.0%	9.4%	16.3%	17.4%
Operating revenue, net of fuel surcharges	4.7%	3.8%	8.8%	2.5%	5.0%	12.8%	12.5%
Operating income	26.6%	21.8%	36.0%	33.1%	12.9%	16.8%	20.0%
Net income	19.4%	8.8%	24.5%	31.3%	18.1%	17.9%	26.1%



Expanding Regional Operating Centers Network

THE FOUNDATION of Marten's growing business platform network designed for the best, most-efficient transportation service solutions for Marten's customers

- Truckload – regional temp and dry and OTR operating from 15 regional service centers (64% temp/36% dry)
- Dedicated – customized solutions utilizing temp, dry and specialized equipment (41% power-only/27% dry/32% temp)
- Brokerage – surge flexibility for customers' needs beyond Marten's assets (60% temp/40% dry)
- Intermodal – refrigerated COFC and TOFC with extended dray from Marten's truck network (81% temp/19% dry)
- MRTN de Mexico – door-to-door service between Mexico, the U.S. and Canada utilizing Mexican partner carriers within Mexico


Pre-'09 facilities
Facilities added since '09
Mondovi, WI Corporate Office
Portland, OR
Mondovi, WI
Carlisle, PA
Indianapolis, IN
Richmond, VA
Kansas City, KS
Jurupa Valley, CA
Phoenix, AZ
Otay Mesa, CA
Memphis, TN
Atlanta, GA
Dallas, TX
Laredo, TX
Tampa, FL
Rio Grande Valley, TX



Marten's Solar Commitment


Marten's Solar Commitment
Tractor Auxiliary Power Unit and
Refrigerated Trailer Power Unit Integration
+
Nationwide Terminal and Office Installations
Mondovi
Carlisle
Richmond
Atlanta
Tampa
Kansas City
Indianapolis
Memphis
Dallas
Laredo
Jurupa Valley
Phoenix
Portland
In Partnership with All Energy Solar, St. Paul, MN



Marten's Consistent Dedicated, Intermodal and Brokerage Growth

Dedicated Revenue (excluding fuel surcharges)

In millions



$300
$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
22%
20%
21%
2%
4%
2017
2018
2019
2020
2021
Q4 '20
Q4 '21

Intermodal Revenue (excluding fuel surcharges)

In millions



$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
22%
(9)%
3%
9%
12%
2017
2018
2019
2020
2021
Q4 '20
Q4 '21

Brokerage Revenue (including fuel surcharges)

In millions



$160
$140
$120
$100
$80
$60
$40
$20
$0
23%
26%
(11)%
50%
60%
2017
2018
2019
2020
2021
Q4 '20
Q4 '21

"Transformation is a process, not an event." – "Leading Change" by John P. Kotter

Consistent Growth in Quarterly Operating Income Across our Dedicated, Intermodal and Brokerage Businesses Since 2014



Dedicated Operating Income
In thousands
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
576%
641%
316%
256%
Q1
Q2
Q3
Q4



Intermodal Operating Income
In thousands
$3,800
$3,300
$2,800
$2,300
$1,800
$1,300
$800
$300
($200)
202%
283%
>100%
262%
Q1
Q2
Q3
Q4



Brokerage Operating Income
In thousands
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
233%
371%
690%
514%
Q1
Q2
Q3
Q4

Key:

- 2014
- 2015
- 2016
- 2017
- 2018
- 2019
- 2020
- 2021

% increases are from '14 to '21



Consistent Growth in Dry Regional Truckload Operations through the Pandemic

- We built our regional service centers with the vision to expand into dry operations – a market 5X > temp
- Currently operating out of our Kansas City, Phoenix, Atlanta and Tampa facilities
- Expanding into our Dallas, Laredo and Otay Mesa facilities to grow our dry operations into Mexico

Dry Operations Tractors



300
250
200
150
100
50
0
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21

Dry Operations Revenue (excluding fuel surcharges)
In millions



$60
$50
$40
$30
$20
$10
$0
86%
10%
21%
23%
2018
2019
2020
2021
Q4 '20
Q4 '21

Dry Operations Operating Income
In thousands



$2,500
$2,000
$1,500
$1,000
$500
$0
469%
256%
225%
298%
Q1
Q2
Q3
Q4

Key:

2018
2019
2020
2021

% increases are from '18 to '21

Net Capital Expenditures



In millions
$160
$140
$120
$100
$80
$60
$40
$20
$0
$104.8
$141.7
$106.3
$123.7
$143
2018
2019
2020
2021
2022 Estimate



Marten People, Model and Culture/Data-Driven Measured/Disciplined Management

COVID-19 Pandemic has required accelerated disciplined data management changes

- Marten people initiate and implement our strategic vision and key strategic initiatives
- Marten people developed and continuously update our proprietary information systems enabling real-time data-driven decisions for improved supply chain productivity
- Marten's culture: visible costs and operating data to improve and add value daily – we measure and manage as a team and cover each other's backs to provide the best service for our customers – we are disciplined and we care
- "Great things in business are never done by one person. They're done by a team of people." – Steve Jobs
- "The more they know, the more they'll understand. The more they understand, the more they'll care. Once they care, there's no stopping them." – Sam Walton



Consistent Record Improvement in Marten's Revenue Excluding Fuel Surcharges

-2021 was the 11th straight year with our highest operating revenue excluding fuel s/c

In millions



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
(2)%
11%
5%
3%
3%
8%
4%
2%
8%
9%
7%
8%
13%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q4 '20
Q4 '21

"The achievements of an organization are the results of the combined effort of each individual." – Vince Lombardi



Consistent Record Improvement in Marten's Operating Income no Matter the Environment

–Each year from 2018 through 2021 we had the then–best operating income in our history
–Q4 '21 we also had the best operating income for any quarter in our history



In millions
$120
$110
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
20%
22%
7%
13%
(2)%
20%
(5)%
(2)%
24%
9%
22%
20%
20%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q4'20
Q4'21

"To succeed in this world, you have to change all the time." – Sam Walton



Consistent Improvement in Marten's Operating Ratio, Net of Fuel S/C

In each of 2020 and 2021 we achieved our then-best ratios for any year since we became a public company in 1986



94%
93%
92%
91%
90%
89%
88%
87%
86%
85%
93.5%
92.0%
91.2%
91.1%
90.2%
90.7%
89.7%
90.6%
91.0%
89.7%
89.7%
88.2%
87.0%
87.7%
86.8%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q4 '20
Q4 '21

"...admit that the waters around you have grown...then you better start swimmin' or you'll sink like a stone for the times they are a changin'"

Dylan, Bob. *Like a Rolling Stone; Gates of Eden.* Columbia, 1965



Consistent Improvement in Marten's Earnings – Cents Per Diluted Share[(1)]

–2021 improved 23% over 2020
–2020 improved 13% over 2019



$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
21%
23%
12%
10%
(2)%
20%
(3)%
-%(2)
62%(2)
11%
13%
23%
26%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q4 '20
Q4 '21

(1) Restated to reflect the three-for-two stock split on August 13, 2020, the five-for-three stock split on July 7, 2017, and the three-for-two stock split on June 14, 2013

(2) Excluding the deferred income taxes benefit related to the federal Tax Cuts and Jobs Act in 2017

419% increase from 2009 to 2021



Special Cash Dividends Three Years Running, Stock Split and 50% Increase in Quarterly Cash Dividends

We have paid special dividends of 50 cents per share in Oct. 2021, 50 cents per share in Dec. 2020 and 43.3 cents per share in Sept. 2019. We have paid a total of $193.0 million in special and quarterly cash dividends since our dividend program was implemented in 2010.

In Aug. 2020, we effected a three-for-two stock split of our common stock in the form of a 50% stock dividend. The stock split, which reflects our continued strong financial condition, increased our number of outstanding shares of common stock from approx. 55.1 million to approx. 82.7 million shares, which increases trading activity, or float, in our common stock. The stock split, while maintaining the current 4 cent per share quarterly cash dividend, effectively increases the quarterly cash payout to stockholders by 50%.

This was our third stock split since the Great Recession with a five-for-three split in 2017 and a three-for-two split in 2013. We had 22.1 million shares outstanding prior to the 2013 split.



Consistent, Strong Operating Results

Nothing has changed since Chris Henry wrote this in Dec. 2018:

"Quarter-over-quarter, year-over-year, Marten Transport (NASDAQ: MRTN) has delivered consistent, top quartile results. Key word is consistent. When compared to many of the others, you don't see very many blips in operating expenses or legal exposures that may cause multi-period hangovers for others. Everything I read about them through their earnings releases and SEC filings point to a very disciplined operating team… Marten has hung with and bettered the performance of many of the big dogs."

Henry, Chris. *Marten Transport Delivers the Goods.* TCA Truckload Indexes, Dec. 2018

Each year from 2018 through 2021 set the then-current record for our highest annual operating revenue and operating income. We also achieved in each of 2020 and 2021 our then-best operating ratio, net of fuel s/c, for any year since we became a public company in 1986.

Q4 '21 also had the best operating revenue and operating income for any quarter in our history.

"Energy and persistence conquer all things." – Benjamin Franklin